CONSOLIDATED CONDENSED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Mar. 31, 2015	Mar. 31, 2014
Consolidated Statements of Comprehensive Income
Net income	$ 149,537	$ 174,570	$ 352,579	$ 347,752
Other comprehensive income (loss), net of income taxes:
Unrealized depreciation on securities, net of income taxes of ($0.8) million and ($27.4) million at March 31, 2015 and ($2.3) million and ($4.3) million at March 31, 2014	(1,203)	(3,552)	(43,447)	(6,513)
Reclassification of realized gains in net income, net of income taxes of ($17.5) million at September 30, 2014 and ($60.8) million at September 30, 2013		(12,884)		(12,884)
Minimum pension liability adjustments, net of income taxes of ($1.5) million at September 30, 2014, $6.6 million at September 30, 2013 and $2.4 million at September 30, 2012	197	145	393	292
Other comprehensive income (loss)	(1,006)	(16,291)	(43,054)	(19,105)
Comprehensive income	$ 148,531	$ 158,279	$ 309,525	$ 328,647